UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025 (March 8, 2025)

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	PTGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2025. The purpose of this amendment is to replace the press release announcing top line results from the Phase 2b ANTHEM-UC study of icotrokinra in patients with ulcerative colitis previously filed as Exhibit 99.2 with the version attached to this Form 8-K/A as Exhibit 99.2, which contains a clerical revision to the “p” value previously reported for clinical remission at week 12 from p<0.001 to p<0.01. Effective upon the filing of this Form 8-K/A, Exhibit 99.2 of the March 10, 2025 Form 8-K is replaced and superseded in its entirety by Exhibit 99.2 to this Form 8-K/A.

Item 8.01. Other Information.

On March 8, 2025, Protagonist Therapeutics, Inc. (the “Company”) issued a press release announcing that icotrokinra clinical study results demonstrate its potential to shift treatment paradigm and set a new standard for treatment in plaque psoriasis. A copy of the press release titled “Icotrokinra Clinical Study Results Demonstrate its Potential to Shift Treatment Paradigm and Set a New Standard for Treatment in Plaque Psoriasis” is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On March 10, 2025, the Company issued a press release announcing top line results from the Phase 2b ANTHEM-UC study of icotrokinra in patients with ulcerative colitis. A copy of the press release titled “Protagonist Reports Positive Top Line Results from Phase 2b Study of Icotrokinra Showing Potential to Transform the Treatment Paradigm for Patients with Ulcerative Colitis” is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. In addition, an updated corporate presentation is available on the Company’s website at www.protagonist-inc.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 8, 2025, titled “Icotrokinra Clinical Study Results Demonstrate its Potential to Shift Treatment Paradigm and Set a New Standard for Treatment in Plaque Psoriasis”.
99.2	Press release, dated March 10, 2025, titled “Protagonist Reports Positive Top Line Results from Phase 2b Study of Icotrokinra Showing Potential to Transform the Treatment Paradigm for Patients with Ulcerative Colitis” (as corrected).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: March 11, 2025
	By:	/s/ Asif Ali
Chief Financial Officer